Exhibit 99.1

FOR IMMEDIATE RELEASE

Portillo’s Announces Plan to Further Strengthen Board Through Cooperation Agreement with Engaged Capital

Parties will work together to identify a new director with restaurant operations experience.

CHICAGO, April 28, 2025 -- Portillo’s Inc. (“Portillo’s” or the “Company”) (NASDAQ: PTLO), the fast-casual restaurant concept known for its menu of Chicago-style favorites, today announced that it has entered into a cooperation agreement with Engaged Capital, LLC (“Engaged Capital”). As part of the cooperation agreement, Portillo’s and Engaged Capital will cooperate to identify a new director with recent and relevant restaurant operating experience to be appointed to the Portillo’s Board of Directors.

“We are pleased to have reached this agreement with Engaged Capital,” said Michael A. Miles, Jr., Portillo’s Chair of the Board. “The Board is committed to overseeing decisive action to drive traffic, improve margins and deliver industry-leading unit economics for shareholders. We appreciate the partnership with Engaged Capital to identify a new director to bring additional expertise to our Board, in addition to the role they played in introducing us to Jack Hartung, who was appointed to the Board in January.”

“Although we wish him well in his new role, we were disappointed it resulted in one of our nominees having to withdraw from this process. We are pleased to have been able to work constructively with the Board on an alternative solution for adding a highly qualified director with restaurant operating expertise,” said Glenn W. Welling, Founder and Chief Investment Officer of Engaged Capital. “Portillo’s is one of the most iconic brands in the restaurant industry as demonstrated through industry leading AUVs in and outside of Chicago. Through the actions being taken to shrink restaurant size, drive sustainable same store sales, and improve restaurant margins, we continue to see a significant opportunity to create as much value for shareholders as Portillo’s delivers to their customers.”

Engaged Capital has also agreed to certain customary standstill and voting agreements. The cooperation agreement between the Company and Engaged Capital will be filed on a Form 8-K to be filed with the Securities and Exchange Commission.

Advisors

BofA Securities is serving as financial advisor, and Sidley Austin LLP is serving as legal counsel to Portillo’s. Olshan Frome Wolosky LLP is serving as legal counsel to Engaged Capital.

About Portillo’s

In 1963, Dick Portillo invested $1,100 into a small trailer to open the first Portillo’s hot dog stand in Villa Park, IL, which he called “The Dog House.” Years later, Portillo’s (NASDAQ: PTLO) has grown to more than 90 restaurants across 10 states. Portillo’s is best known for its Chicago-style hot dogs, Italian beef sandwiches, char-grilled burgers, fresh salads and famous chocolate cake. Fans can join Portillo's Perks, the brand's loyalty program, at Portillo's.com/perks to earn and redeem delicious rewards and offers. Portillo's also ships food to all 50 states via its website.

About Engaged Capital

Engaged Capital, LLC (“Engaged Capital”) is an investment advisor with a private equity-like investing style in the U.S. public equity markets. Engaged Capital seeks to help build sustainable businesses that create long-term stockholder value by engaging with and bringing an owner’s perspective to the managements and boards of undervalued public companies and working with them to unlock the embedded value within their businesses. Engaged Capital focuses on delivering superior, long-term, risk-adjusted returns for our limited partners. Engaged Capital was established in 2012 and is based in Newport Beach, California. Learn more at www.engagedcapital.com.

Forward Looking Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “commit,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

•	risks related to or arising from our organizational structure;

•	risks of food-borne illness and food safety and other health concerns about our food;

•	risks relating to the economy and financial markets, including in relation to trade policy changes and other macroeconomic uncertainty, including inflation, fluctuating interest rates, stock market volatility, recession concerns, and, or other factors;

•	the impact of unionization activities of our team members on our reputation, operations and profitability;

•	risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions;

•	risks associated with data, privacy, cyber security and the use and implementation of information technology systems, including our digital ordering and payment platforms for our delivery business;

•	risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business;

•	the impact of competition, including from our competitors in the restaurant industry or our own restaurants;

•	the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees;

•	the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs of or ability to open new restaurants, or the sale of food and alcoholic beverages;

•	inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline;

•	the impact of consumer sentiment and other economic factors on our sales;

•	increases in food and other operating costs, tariffs and import taxes, and supply shortages; and

•	other risks identified in our filings with the Securities and Exchange Commission (the “SEC”).

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in the Company’s most recent Annual Report on Form 10-K, filed with the SEC. All of the Company’s SEC filings are available on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card, and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s stockholders for the Company’s 2025 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s website at https://investors.portillos.com/financial-information/sec-filings.

Participants in the Solicitation

The Company, its directors (Michael A. Miles, Jr., Michael Osanloo, Ann Bordelon, Paulette Dodson, Noah Glass, G.J. Hart, Jack R. Hartung and Joshua A. Lutzker) and certain of its executive officers (Michael Osanloo, Chief Executive Officer and President, and Michelle Hook, Chief Financial Officer) and employees are “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2025 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective direct and indirect interests in the Company, by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Compensation Discussion & Analysis,” “Executive Employment Arrangements,” “Director Compensation,” and “Securities Ownership of Certain Beneficial Owners and Management” of the Company’s Proxy Statement on Schedule 14A in connection with the 2024 annual meeting of stockholders, filed with the SEC on April 26, 2024 (available here), and the Company’s Annual Report on Form 10-K, filed with the SEC on February 25, 2025 (available here). Supplemental information regarding the participants’ holdings of the Company’s securities can be found at no charge in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on May 6, 2024 for Michael A. Miles, Jr. (available here); October 23, 2024, August 12, 2024, June 4, 2024, May 6, 2024 and March 4, 2024 for Michael Osanloo (available here, here, here, here, and here, respectively); May 6, 2024 for Ann Bordelon (available here); May 6, 2024 for Paulette Dodson (available here); May 6, 2024 for Noah Glass (available here); September 17, 2024 and May 6, 2024 for G.J. Hart (available here and here, respectively); May 6, 2024 and March 6, 2024 for Joshua A. Lutzker (available here and here); and October 23, 2024, June 4, 2024, May 6, 2024 and March 4, 2024 for Michelle Hook (available here, here, here and here).

Such filings are also available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s website at https://investors.portillos.com/financial-information/sec-filings. Updated information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, and their respective compensation will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2025 Annual Meeting, if and when they become available. These documents will be available free of charge as described above.

Investor Contact:

Investors@portillos.com

Media Contact:

PortillosPR@icrinc.com

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